General (Details) ₪ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2018 USD ($) shares	Jun. 30, 2018 ILS (₪) ₪ / shares shares	Dec. 31, 2017 USD ($)
General (Textual)
Change in ratio of ordinary shares, description	Company effected a reverse split of the Company's ordinary shares at the ratio of 10:1, such that each ten ordinary shares, par value New Israeli Shekel ("NIS") 0.10 per share, consolidated into one ordinary share, par value NIS 1.00 (the "Reverse Split"). The record date for determining which holders of the Company's ordinary shares, and which holders of warrants or options to purchase ordinary shares, will have their holdings adjusted as a result of the Reverse Split was on July 13, 2018.
Authorized capital share		₪ 80,000,000
Authorized share capital increased		₪ 160,000,000
Number of shares authorised | shares	160,000,000	160,000,000
Par value per share | ₪ / shares		₪ 1.00
Accumulated deficit | $	$ (58,110)		$ (55,881)
ADS [Member]
General (Textual)
Change in ratio of ordinary shares, description	Company's American Depositary Shares ("ADSs"), such that after the Reverse Split was implemented each ADS represents 20 post-Reverse Split ordinary shares, instead of 50 pre-Reverse Split ordinary shares.
Outstanding ordinary shares reduced, description	Company's outstanding ordinary shares were reduced to approximately 19.1 million, which is equivalent to approximately 0.95 million ADSs.